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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) August 8, 1996
                                                           ------------


                     BASE TEN SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


       New Jersey                       0-7100                22-1804206
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(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)         Identification No.)


                One Electronics, Drive, Trenton, New Jersey     08619
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               (Address of principal executive offices) (Zip Code)

                                 (609) 586-7010
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              (Registrant's telephone number, including area code)


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

Item 5.  Other Events.

     On August 8, 1996, Base Ten Systems, Inc. (the "Company") entered into a Purchase Agreement with Jesse L. Upchurch (the "Purchase Agreement") for the sale of up to $10,000,000 of the Company's 9.01% Convertible Subordinated Debentures due August 31, 2003 (the "Debentures"). On August 12, 1996, the Company issued and sold a Debenture in the original principal amount of $4,500,000 to Mr. Upchurch and on August 22, 1996 the Company will issue and sell to Mr. Upchurch a Debenture in the original principal amount of not less than $4,500,000 and up to $5,500,000.


Item 7.  Exhibits.

          4(a) Purchase Agreement dated as of August 8, 1996 between Base Ten Systems, Inc. and Jesse L. Upchurch.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BASE TEN SYSTEMS, INC.



Dated: August 12, 1996                         By:/S/ MYLES M. KRANZLER
                                               ---------------------
                                                 Myles M. Kranzler
                                                 Chief Executive Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DOCUMENT                                          PAGE
- -------                  --------                                          ----


4(a)                     Purchase Agreement dated as of August 8,          4
                         1996 between Base Ten Systems, Inc. and
                         Jesse L. Upchurch.